SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                   _________________________________

                                FORM 8-K


                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported):
                           August 1, 1994


                        NATIONSBANK CORPORATION

     _________________________________________________________
       (Exact name of registrant as specified in its charter)


    North Carolina              1-6523             56-0906609
________________________    _____________      _________________
(State of Incorporation)     (Commission         (IRS Employer
                             File Number)     Identification No.)


  NationsBank Corporate Center, Charlotte, North Carolina 28255
  ______________________________________________________________
        (Address of principal executive offices)      (Zip Code)


                             (704) 386-5000

 ________________________________________________________________
       (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     Effective on August 1, 1994, a Committee of the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of $300,000,000 of the Registrant's 7-3/4% Subordinated Notes, due 2004 (the "Notes") to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of such Committee are included as Exhibit 99.1 hereto.

     Also on August 1, 1994, the Registrant entered into an underwriting agreement with the Underwriters ("Underwriting Agreement"). The terms of the offering and the Notes are described in the Registrant's Prospectus dated August 12, 1993 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated August 1, 1994. The Underwriting Agreement is included as
Exhibit 1.1 hereto.

     The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 33-49881 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $4,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated) and shares of its preferred stock and common stock and was declared effective on August 12, 1993. After the closing of the sale of the Notes, expected to occur on August 8, 1994, debt securities, preferred stock or common stock having an approximate aggregate initial offering price of $1,925,000,000 will remain unsold under the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

          EXHIBIT NO.    DESCRIPTION OF EXHIBIT

          1.1 Underwriting Agreement dated August 1, 1994 with respect to the offering of the Notes

          4.1       Form of Note

          12.1 Computation of Ratio of Earnings to Fixed Charges for the three months ended
                    March 31, 1994 and the six months ended
                    June 30, 1994 and for each of the years
                    in the five-year period ended December 31,
                    1993

          99.1 Resolutions of a Committee of the Board of Directors effective August 1, 1994 with respect to the terms of the offering of the Notes

          99.2 News Release disseminated on August 1, 1994 regarding the sale of the Notes

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NATIONSBANK CORPORATION


                              By: \s\ CHARLES M. BERGER
                                  Deputy General Counsel

Dated:  August 4, 1994


                           EXHIBIT INDEX


                                                       SEQUENTIAL
     EXHIBIT NO.          DESCRIPTION OF EXHIBIT      PAGE NO.

     1.1            Underwriting Agreement dated
                    August 1, 1994 with respect
                    to the offering of the Notes

     4.1            Form of Note

     12.1           Computation of Ratio of Earnings
                    to Fixed Charges for three months ended
                    March 31, 1994 and the six months ended
                    June 30, 1994 and for each of the years
                    in the five-year period ended December 31,
                    1993

     99.1 Resolutions of a Committee of the Board of Directors effective August 1, 1994 with respect to the terms of the offering of the Notes

     99.2           News Release disseminated on
                    August 1, 1994 regarding the sale
                    of the Notes